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                                                                      EXHIBIT 11

                                  [LETTERHEAD]


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Piper Institutional Funds Inc.:


We consent to the use of our report dated July 19, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.




                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP



Minneapolis, Minnesota
October 28, 1996